                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                 (X)
Filed by a Party other than the Registrant              ( )

Check the appropriate box:


( )        Preliminary Proxy Statement

( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

(X)        Definitive Proxy Statement

( )        Definitive Additional Materials
( )        Soliciting Material Pursuant to Rule 14a-12

                               HSBC INVESTOR FUNDS
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):
(X) No fee required.
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)       Title of each class of securities to which transaction applies:

             ----------------------------------------------------------------
    2)       Aggregate number of securities to which transaction applies:

             ----------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             ----------------------------------------------------------------
    4)       Proposed maximum aggregate value of transaction:

             ----------------------------------------------------------------

    5)       Total fee paid:

             ----------------------------------------------------------------
( )    Fee paid with preliminary materials.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount Previously Paid:

             ----------------------------------------------------------------

       2)    Form, Schedule or Registration Statement No.:

             ----------------------------------------------------------------
       3)    Filing Party:

             ----------------------------------------------------------------
       4)    Date Filed:

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


                               HSBC INVESTOR FUNDS

                           HSBC Investor Mid-Cap Fund

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

November 3, 2006

Dear Shareholder:

On behalf of the Board of Trustees (the "Board") of the HSBC Investor Funds (the "Trust"), I invite you to a special meeting of shareholders of the HSBC Investor Mid-Cap Fund (the "Fund") scheduled for December 8, 2006, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Time (the "Special Meeting").

The purpose of the Special Meeting is to consider the following proposals:


         (1) To approve a new sub-advisory agreement between HSBC Investments (USA) Inc. ("Adviser") and Munder Capital Management, LLC on behalf of the HSBC Investor Mid-Cap Fund;


         (2) To authorize the Board of Trustees of the HSBC Investor Mid-Cap Fund and the Adviser to enter into and materially amend agreements with investment sub-advisers on behalf of the Fund without obtaining shareholder approval; and

         (3) To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposals are contained in the enclosed materials. Your vote is important to us regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on December 8, 2006. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope. In addition to voting by mail you may also vote by either telephone or via the Internet.

PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE THE TRUST THE TROUBLE AND EXPENSE OF FURTHER SOLICITING YOUR VOTE.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account. Please be sure to vote each account by utilizing one of the methods described on the Proxy Card or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please call 1-800-782-8183.

Sincerely,

/s/ Richard A. Fabietti

--------------------------
Richard A. Fabietti
President
HSBC Investor Funds

                               HSBC INVESTOR FUNDS

                           HSBC Investor Mid-Cap Fund

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 8, 2006


TO THE SHAREHOLDERS:

The HSBC Investor Funds (the "Trust"), on behalf of the HSBC Investor Mid-Cap Fund (the "Fund") will hold a special meeting of its shareholders (the "Special Meeting") on December 8, 2006, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Standard Time, for the following purposes:


         (1) To approve a new sub-advisory agreement between HSBC Investments (USA) Inc. ("Adviser") and Munder Capital Management, LLC on behalf of the HSBC Investor Mid-Cap Fund;


         (2) To authorize the Board of Trustees of the HSBC Investor Mid-Cap Fund and the Adviser to enter into and materially amend agreements with investment sub-advisers on behalf of the Fund without obtaining shareholder approval; and


         (3) To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund at the close of business on October 25, 2006 (the "Record Date").

Whether or not you plan to attend the Special Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as provided in your proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

           PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
             AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                                       YOUR VOTE IS IMPORTANT.

                                       By Order of the Board of Trustees

                                       /s/ Marc A. Schuman
                                           ------------------------------------
                                       Marc A. Schuman
                                       Secretary
                                       HSBC Investor Funds

November 3, 2006

                               HSBC INVESTOR FUNDS

                           HSBC Investor Mid-Cap Fund

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

                                    --------

                                 PROXY STATEMENT

                                    --------

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 8, 2006

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES ("BOARD") OF HSBC INVESTOR FUNDS (the "Trust"), on behalf of the HSBC Investor Mid-Cap Fund (the "Fund"), to be voted at a special meeting of Shareholders to be held on December 8, 2006, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Standard Time, for the purposes set forth below and described in greater detail in this Proxy Statement. The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the "Special Meeting."


         PROPOSALS:


         (1) To approve a new sub-advisory agreement between HSBC Investments (USA) Inc. ("Adviser") and Munder Capital Management, LLC on behalf of the HSBC Investor Mid-Cap Fund;


         (2) To authorize the Board of Trustees of the HSBC Investor Mid-Cap Fund and the Adviser to enter into and materially amend agreements with investment sub-advisers on behalf of the Fund without obtaining shareholder approval; and

         (3) To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund at the close of business on October 25, 2006 ("Record Date"). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about November 3, 2006.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the total shares outstanding of the Fund on the Record Date, shall constitute a quorum at the Special Meeting for purposes of each respective proposal.

If a shareholder wishes to participate in the Special Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Special Meeting in person.

The Fund provides periodic reports to all of its shareholders which highlight information including investment results. You may receive an additional copy of the annual report for the Fund for the year ended October 31, 2005 and the semi-annual report for the six-month period ended April 30, 2006, without charge, by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-782-8183. Requested shareholder reports will be sent by first class mail within three (3) business days of the receipt of the request.

                                   ----------

                                   PROPOSAL 1

                           HSBC INVESTOR MID-CAP FUND

                       APPROVAL OF SUB-ADVISORY AGREEMENT

                                   ----------


INTRODUCTION

Munder Capital Management ("Munder") acts as the investment sub-adviser to the HSBC Investor Mid-Cap Fund (the "Fund") pursuant to a sub-advisory agreement with HSBC Investments (USA) Inc. (the "Adviser") dated April 18, 2005 (the "Current Sub-Advisory Agreement").


On August 4, 2006, Munder announced that its management team had partnered with private equity firm Crestview Capital Partners, L.P. and Grail Partners, LLC to acquire Comerica Incorporated's interest in Munder (the "Transaction"). It is expected that the Transaction will close on or about December 29, 2006; however, it is possible it may close as early as October 31, 2006. The Transaction is not expected to have any practical effect on shareholders of the Fund. No changes are proposed to the level of services that Munder currently provides to the Fund or the fees payable to Munder for those services. Munder has informed the Fund that it does not anticipate any changes in the portfolio managers or the portfolio management team of the Fund as a result of the Transaction. Further, there are no changes contemplated to the Fund's investment goal or strategies. Additional information on the Transaction is described under "The Transaction" below.



Consummation of the Transaction would constitute an "assignment", as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Current Sub-Advisory Agreement. As required by the 1940 Act, the Current Sub-Advisory Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, shareholders of the Fund must approve a new sub-advisory agreement (the "New Sub-Advisory Agreement") between HSBC Investments (USA) Inc. and Munder. A copy of the form of the New Sub-Advisory Agreement is included as Appendix A to this Proxy Statement. The material terms of the Current and New Sub-Advisory Agreements are described under "Description of the Current and New Sub-Advisory Agreements" below.


While the Board has met to approve an interim sub-advisory agreement with Munder, it has not yet met to determine whether to approve the New Sub-Advisory Agreement but expects to do so before the Special Meeting. If the Board does not approve the New Sub-Advisory Agreement before the Special Meeting, this Proposal will be withdrawn and will not come before the shareholders for a vote at the Special Meeting. For reasons discussed below, the Board is not currently aware of any reason why it would not approve the New Sub-Advisory Agreement. Additional information on the 1940 Act considerations and the Board's approval of an interim sub-advisory agreement and its approval of the Current Sub-Advisory Agreement are described under "Considerations Under the 1940 Act" and "Evaluation by the Board of Trustees" below.

DESCRIPTION OF THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

The Current and New Sub-Advisory Agreements are identical except for the dates of execution, effectiveness and termination. The fees payable to Munder are identical in both Agreements. A form of the proposed New Sub-Advisory Agreement is included as Appendix A to this Proxy statement. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Appendix A.

DUTIES UNDER THE INVESTMENT SUB-ADVISORY AGREEMENT. The investment management services to be provided by Munder to the Fund under the New Sub-Advisory Agreement are identical to those provided under the Current Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, Munder will provide a program of continuous investment management for the Fund. Munder is responsible for making investment decisions for the Fund and places orders to purchase and sell securities for the Fund. Munder will discharge its responsibilities subject to the general supervision of the Adviser and the Trustees and in a manner consistent with the Fund's investment objectives, policies and limitations.


DURATION AND TERMINATION. Like the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement would run for an initial term of two years and thereafter so long as it is approved: (i) by the vote of the holders of a majority of the outstanding shares of the Fund or (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the New Sub-Advisory Agreement or who are not "interested persons," as that term is defined in Section 2(a)(19) of the 1940 Act, of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.


Like the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that the Adviser's investment advisory agreement with respect to the Trust is terminated. Additionally, like the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement is terminable (a) at any time without penalty upon thirty (30) days' written notice to Munder by the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, (b) at any time without penalty upon thirty (30) days' written notice to Munder by the Adviser, or (c) by Munder upon thirty (30) days' written notice to the Trust or the Adviser.

COMPENSATION. The New Sub-Advisory Agreement entitles Munder to be compensated in the same manner and amount as Munder is under the Current Sub-Advisory Agreement. Under the Current Sub-Advisory Agreement, Munder is paid by the Trust within 21 days after the end of each calendar quarter an advisory fee computed daily based on the basis of the Fund's average daily net assets at an annual rate of 0.50%.

INDEMNIFICATION. Like the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that Munder shall not be liable for any error of judgment or mistake of law, except a loss resulting from Munder's willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement.

During the fiscal year ended October 31, 2006, the fees paid to Munder under the Current Sub-Advisory Agreement amounted to $142,889.93.

Munder has acted as the investment sub-adviser to the Fund since April 18, 2005. The Current Sub-Advisory Agreement was approved by shareholders on April 18, 2005 and was last approved by the Board of Trustees on December 12, 2005.

In the event Shareholders of the Fund do not approve Munder at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will re-evaluate their options regarding management of the Fund.

CONSIDERATIONS UNDER THE INVESTMENT COMPANY ACT OF 1940

Section 15(a) of the 1940 Act requires, among other things, that any investment advisory agreement, including any sub-advisory agreement, automatically terminate in the event of its assignment. An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment adviser or sub-adviser. Among other things, an assignment covers any transfer of a controlling block of the adviser's outstanding voting securities. A controlling block is presumed if a person beneficially owns more than 25% of a company's voting securities. Accordingly, the Current Sub-Advisory Agreement applicable to the Fund will terminate upon its assignment due to the proposed Transaction.

Rule 15a-4 of the 1940 Act provides that, subject to certain conditions, an adviser or sub-adviser may continue its investment advisory services to a fund after an assignment of an advisory agreement so long as an "interim" agreement is approved by the fund's board of directors and such "interim" agreement contains the required provisions provided in Rule 15a-4. Such an interim agreement may be in effect no more than 150 days following the date on which the previous agreement terminated.

At the meeting of the Board of Trustees held on September 25 and 26, 2006, the Board approved an "interim" sub-advisory agreement with Munder on behalf of the Fund (the "Interim Agreement") in the event that the Transaction closes prior to the time the Board meets in December 2006, which is the quarterly meeting at which the Board will consider the renewal of all investment advisory contracts applicable to the Trust, including the agreements applicable to the Fund (as noted above, the Transaction is expected to close on or about December 29, 2006 but there is a possibility it may close as early as October 31, 2006). The Interim Agreement will be in effect from the date the Transaction closes until the sooner of 150 days after the effectiveness of the Agreement, or the date on which shareholders will have voted on the approval of the New Sub-Advisory Agreement for the Fund, as described herein. Fees to be paid to Munder under the Interim Agreement will be deposited in an escrow account with HSBC Bank USA, N.A.

The Interim Agreement consists of the same terms and conditions as the Current Sub-Advisory Agreement. Pursuant to the Interim Agreement, Munder will provide a program of continuous investment management for the Fund. Munder is responsible for making investment decisions for the Fund and places orders to purchase and sell securities for the Fund. The fee payable to Munder under the Interim Agreement is the same as under the Current Sub-Advisory Agreement (and also will remain the same under the proposed New Sub-Advisory Agreement, as described above).

Compensation to Munder under the Interim Agreement is to be held in an interest-bearing escrow account. Under the Interim Agreement's escrow provision, if the New Sub-Advisory Agreement is approved by the Fund's shareholders, the amount in the escrow account (including interest earned) will be paid to Munder; however, if the New Sub-Advisory Agreement is not approved by shareholders, Munder will be paid, out of the escrow account, the lesser of (1) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account.

EVALUATION BY THE BOARD OF TRUSTEES

As noted above, the Board of Trustees has approved an Interim Agreement so that Munder may continue to provide investment management services to the Fund in the event the Transaction closes prior to when the Board is scheduled to meet to consider the renewal of all investment advisory contracts applicable to the Trust, including the agreements applicable to the Fund, or prior to when shareholders approve the New Sub-Advisory Agreement.

In determining whether to approve the New Sub-Advisory Agreement, the Board is required to act solely in the best interests of the Fund and the Fund's shareholders in evaluating the terms of the Agreement. The Board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm's length bargaining. The Board expects to meet prior to the Special Meeting of shareholders to consider the terms of the New Sub-Advisory Agreement and to determine whether the New Sub-Advisory Agreement would be in the best interests of the Fund. In particular, the Board anticipates that it will consider factors substantially similar to those it considered when it approved the Current Sub-Advisory Agreement on December 12, 2005, as described below.


In connection with the approval of the Fund's current investment advisory agreement with the Adviser and the Current Sub-Advisory Agreement (together, the "Agreements"), the Board of Trustees requested and received from the Adviser and Munder, and reviewed, a wide variety of information. The Board carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. In approving the Agreements, the Board took into account a number of factors, among others, as discussed below.

The Board of Trustees considered the nature, quality and extent of the investment advisory services provided by the Adviser and Munder in light of the high quality of services provided to the Fund and the Fund's historic performance. The Board also considered the general and administrative and marketing services provided to the Fund by the Adviser and the capabilities and performance of the Adviser's Multimanager unit. The Board considered the capabilities and oversight of the Fund. The Board considered Munder's ability to obtain best execution on portfolio transactions.

The Board of Trustees considered short-term and long-term investment performance of the Fund over various periods of time as compared to a peer group of comparable funds. The Board also considered Munder's historic performance managing accounts having similar investment objectives as the Fund. The Board took note of the fact that the performance results achieved by Munder since it became sub-adviser to the Fund on April 18, 2005 have been favorable.

The Board of Trustees considered the Adviser's overall profitability and the costs and an analysis of the estimated profitability to the Adviser from its relationship with the Fund. The Board of Trustees also considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resources, expertise and experience that was provided to the Fund by the Adviser and Munder. The Board concluded that the combined advisory fees payable to the Adviser and Munder with regard to the Fund are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the advisory fees to similar fees paid by comparable mutual funds.

The Board of Trustees considered the Adviser's and Munder's representations regarding staffing and capabilities to manage the Fund. The Board also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser and Munder.

Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

The terms of the New Sub-Advisory Agreement would be substantially identical to those of the Current Sub-Advisory Agreement, except for the dates of execution and termination, and Munder has informed the Fund and Adviser that it does not anticipate any changes in the portfolio managers or the portfolio management team of the Fund as a result of the Transaction. The Board, therefore, currently does not expect that its determination with respect to the New Sub-Advisory Agreement would differ materially from its determinations with respect to the Current Sub-Advisory Agreement set forth above.

No Trustees or officers of the Trust are employees, officers, directors or shareholders of Munder.

INFORMATION ABOUT MUNDER


Founded in 1985, Munder Capital Management is currently a Delaware general partnership that is registered as an investment adviser with the Securities and Exchange Commission and is located at 480 Pierce Street, Birmingham, Michigan 48009. The general partners of Munder are currently Munder Group LLC, WAM Holdings, Inc. ("WAM Holdings") and WAM Holdings II, LLC ("WAM Holdings II"). WAM Holdings and WAM Holdings II are indirect, wholly-owned subsidiaries of Comerica Bank, N.A. ("Comerica Bank"), located at 500 Woodward Avenue,
33rd Floor, Detroit, Michigan 48226. Comerica Bank is a wholly-owned subsidiary of Comerica Incorporated ("Comerica"), a publicly-held bank holding company located at 500 Woodward Avenue, Detroit, Michigan 48226. As of August 3, 2006, Comerica owned or controlled approximately 89% of Munder on a fully diluted basis.


For a discussion of the anticipated ownership structure of Munder following the closing of the Transaction, see the discussion under "The Transaction" below.


As of June 30, 2006, Munder had approximately $41 billion in assets under management, including amounts advised by its passive index division, World Asset Management ("WAM division"). Excluding its WAM division, Munder managed
$25.1 billion in assets, made up of $9.1 billion in actively managed equity securities, $6.3 billion in fixed income securities and $9.7 billion in cash management assets. As of June 30, 2006, the WAM division had $15.9 billion in indexed assets under management.



Appendix B of the Proxy Statement sets forth certain information with respect to the executive officers and general partners of Munder as of August 3, 2006, and information with respect to executive officers and directors of Munder expected to serve in those capacities following completion of the Transaction. It also contains certain information with respect to the other registered investment companies sub-advised by Munder that have investment objectives similar to the Fund.


THE TRANSACTION

On August 4, 2006, the management team of Munder announced that it has partnered with private equity firm Crestview Capital Partners, L.P. ("Crestview") to acquire Comerica's approximately 89% stake in Munder. Grail Partners LLC ("Grail"), who advised Munder's management team in connection with the Transaction, will also invest in the acquisition. In general, the acquisition will be accomplished in two steps: (1) the purchase of a portion of Comerica's stake in Munder by Munder Capital Holdings, LLC ("Munder Holdings") and Munder Capital Holdings II, LLC ("Munder Holdings II"), new entities formed by Munder's management team, Crestview and Grail; and (2) the subsequent redemption by Munder of Comerica's remaining stake. Munder will continue to operate under its present name and its senior management and portfolio managers will continue to lead the firm and will beneficially own a significant minority interest in Munder. Crestview, through its affiliated funds, will beneficially own a majority interest in Munder.

Shortly prior to the closing of the Transaction, Comerica's indirect, wholly-owned subsidiary, WAM Holdings will purchase Munder's WAM division from Munder and Munder will transfer and assign the assets and liabilities of the WAM division to WAM Holdings. The WAM division is focused on indexed and quantitative investing and currently manages certain index funds unrelated to the Fund. Following the Transaction, the WAM division is expected to operate as a newly-organized investment adviser that will do business as World Asset Management.


Following the closing of the Transaction, it is anticipated that Munder Holdings will own approximately 99.5% of Munder and Munder Holdings II will own approximately 0.5%. Assuming all eligible employees of Munder (other than employees of the WAM division) elect to roll over their units of beneficial interest in Munder and receive equity interest in Munder Holdings, it is anticipated that key members of Munder's management team and other eligible Munder employees will beneficially own approximately 36.1% of Munder and that Crestview, Grail and other investors, if any, will beneficially own the remaining approximately 63.9% of Munder based on the total number of outstanding units. As of September 11, 2006, eight key members of Munder's management team have committed to roll over their units of beneficial interest in Munder. All other remaining eligible employees are expected to be provided with the information necessary for them to make their decision prior to the closing of the Transaction. If all remaining eligible employees elect to receive cash, based on the total number of outstanding units, employees of Munder will beneficially own approximately 27.3% of Munder and Crestview, Grail and other investors, if any, will beneficially own the remaining approximately 72.7% of Munder.


Following the closing of the Transaction, Munder Capital Management, LLC, the Delaware limited liability company that will be a party to the New Sub-Advisory Agreement, will be the successor to Munder Capital Management, a Delaware general partnership and the entity that currently serves as the investment sub-adviser to the Fund. For ease of reference in this Proxy Statement, the term "Munder" is used to refer to Munder Capital Management, the Delaware general partnership, for all periods prior to the closing of the Transaction as well as Munder Capital Management, LLC, the Delaware limited liability company to be formed as part of the Transaction, for all periods after the closing of the Transaction.


SHAREHOLDER APPROVAL

Approval of this Proposal requires the affirmative vote of a majority of the outstanding shares of the Fund. The term "a majority of the outstanding voting securities," as used in this proxy statement, is defined by the Investment Company Act of 1940, as amended, ("1940 Act") as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Special Meeting, if the holders of more than 50 percent of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of the Fund's outstanding voting securities. All classes of the Fund will vote together on this Proposal.

                              BOARD RECOMMENDATION

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MID-CAP FUND VOTE "FOR" THE APPROVAL OF THE SUB-ADVISORY AGREEMENT DESCRIBED IN PROPOSAL 1.

                                   ----------

                                   PROPOSAL 2

                           HSBC INVESTOR MID-CAP FUND

   APPROVAL OF A "MANAGER-OF-MANAGERS" ARRANGEMENT FOR THE FUND TO PERMIT THE
     ADVISER TO ENTER INTO, OR MATERIALLY AMEND, SUB-ADVISORY AGREEMENT(S)
                     WITHOUT OBTAINING SHAREHOLDER APPROVAL

                                   ----------

INTRODUCTION

Shareholders are being asked to approve a "manager of managers" arrangement that would permit HSBC Investments (USA) Inc. (the "Adviser") to enter into, or materially amend, sub-advisory agreements with any sub-adviser retained by the Adviser to manage the Fund without obtaining shareholder approval, if the Board concludes that such arrangement would be in the best interests of the shareholders of the Fund.


The Board, including those Trustees of the Trust who are not "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") has approved the use of a manager of managers arrangement, and any such arrangement utilized by the Fund would be subject to Board oversight and conditions imposed by the Securities and Exchange Commission ("SEC") in an exemptive order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board including a majority of those Trustees who are not "interested persons" (the "Independent Trustees"). Information on the Order is described under "The Exemptive Order" below. The Board believes that it is in the best interests of each shareholder to provide the Adviser and the Board with increased flexibility to recommend, supervise, evaluate, and change sub-advisers without incurring the significant delay and expense associated with obtaining prior shareholder approval. See "Benefits of a `Manager of Managers' Agreement" below.


Subject to the supervision and approval of the Board and approval of the shareholders of the Fund, the Adviser is responsible for managing the assets of the Fund and is permitted under the terms of the investment advisory contract with the Fund to engage sub-advisers to provide portfolio management services to the Fund. If the Adviser delegates sub-advisory duties to a sub-adviser, it remains responsible for monitoring and evaluating the performance of the sub-adviser.


The 1940 Act generally requires that a written sub-advisory agreement be approved by the affirmative vote of a majority of the outstanding shares of the Fund. The appointment of a new sub-adviser or material modification of an existing sub-advisory agreement also generally must be presented for approval by the Fund's shareholders as required by the 1940 Act.


THE EXEMPTIVE ORDER


The SEC issued an exemptive order (the "Order") on March 14, 2000 permitting the Adviser to enter into a new sub-advisory agreement or materially amend an existing sub-advisory agreement, subject to approval by the Board (including a majority of Independent Trustees) but without obtaining shareholder approval. The order provides that the Trust will directly pay each sub-adviser on behalf of the respective sub-advised fund. The manager of managers arrangement has previously been implemented by other funds in the HSBC Family of Funds. The Adviser and the Fund can operate the Fund as a manager of managers fund in reliance upon the Order only if, among other things, the Fund's shareholders have approved the manager of managers arrangement.

Under the terms of the Order, the Fund and the Adviser are, and would continue to be, subject to several conditions imposed by the Order.

For instance, as requested in this Proposal, shareholder approval is required before the Adviser and the Fund may implement the manager of managers arrangement for the Fund. In addition, the Fund must continue to obtain shareholder approval to approve or materially modify a sub-advisory agreement with any affiliated Sub-Adviser (as defined below). Further, under the conditions of the Order, within ninety (90) days of a change to a sub-advisory arrangement the Fund's shareholders must be provided with an information statement that contains information about the sub-adviser and sub-advisory agreement that would be contained in a proxy statement. The Order also provides that a majority of the Board of Trustees of the Fund consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then existing Independent Trustees. Any changes to a sub-advisory agreement that would result in an increase in the overall management and advisory fees of the Fund will be required to be approved by the shareholders of the Fund.


If approved by shareholders, the manager of managers arrangement will become effective on the same date as the New Sub-Advisory Agreement.

A condition of the Order is that the Fund may not operate in a manager of managers" arrangement until such arrangement is approved by a majority of the outstanding voting securities of the Fund.

BENEFITS OF A "MANAGER OF MANAGERS" ARRANGEMENT

A manager of managers arrangement may benefit shareholders in that it will allow the Adviser the additional flexibility to implement sub-adviser changes or materially modify sub-advisory agreements when needed, and to avoid numerous and expensive proxy solicitations. Such an arrangement may also allow the Fund to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Fund, without incurring the expense and delays associated with obtaining shareholder approval. If the shareholders approve the manager of managers arrangement for the Fund, the Fund will continue to obtain shareholder approval of a sub-advisory agreement with a sub-adviser considered to be an "affiliated person", as defined in the 1940 Act, of the Fund or the Adviser, other than by reason of serving as a sub-adviser to the Fund ("affiliated Sub-Adviser").


Currently, to appoint a sub-adviser to the Fund or to materially amend a sub-advisory agreement, the Trust must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. In addition, if a sub-adviser to the Fund is acquired or there is a change of control of the sub-adviser that results in the "assignment" of the sub-advisory agreement with the Adviser, the Trust currently must seek approval of a new sub-advisory agreement from shareholders of the Fund, even when there will be no change in the persons managing the Fund (such as the Transaction described in Proposal 1). This process is time-consuming and costly, and some of the costs may be borne by the Fund. Without the delay inherent in holding a shareholder meeting, the Adviser and the Fund would be able to act more quickly to appoint a sub-adviser with less expense when the Board and the Adviser believe that the appointment would benefit the Fund.

If shareholders of the Fund do not approve the manager of managers arrangement for the Fund in this Proposal, it will not be implemented and the Fund will continue to be required to obtain shareholder approval of any changes in the sub-adviser of the Fund or any material changes to sub-advisory agreements.

EVALUATION BY THE BOARD OF TRUSTEES

In determining whether or not it was appropriate to approve the proposed manager of managers arrangement and to recommend approval of such arrangement to the shareholders, the Board, including the Independent Trustees, considered certain information and representations provided by the Adviser.

After carefully considering the Fund's contractual arrangement under which the Adviser has been engaged as an investment adviser, and the Adviser's experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by the Adviser. The Board also believes that this approach would be consistent with shareholders' expectations that the Adviser will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the Independent Trustees, are required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Adviser and the sub-adviser have a legal duty to provide to the Board information on pertinent factors.

SHAREHOLDER APPROVAL


Approval of this Proposal requires the affirmative vote of a majority of the outstanding shares of the Fund. The term "a majority of the outstanding voting securities," as used in this proxy statement, is defined by the 1940 Act as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Special Meeting, if the holders of more than 50 percent of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of the Fund's outstanding voting securities. All classes of the Fund will vote together on this Proposal.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE MID-CAP FUND VOTE "FOR" THE APPROVAL OF THE ARRANGEMENT TO PERMIT THE ADVISER, SUBJECT TO PRIOR APPROVAL BY THE BOARD OF TRUSTEES OF THE TRUST, TO ENTER INTO OR MATERIALLY AMEND AGREEMENTS WITH SUB-ADVISERS WITHOUT OBTAINING THE APPROVAL OF THE FUND'S SHAREHOLDERS, AS DESCRIBED IN PROPOSAL 2.

                 ----------------------------------------------

                               GENERAL INFORMATION

                 ----------------------------------------------


MANAGEMENT AND OTHER SERVICE PROVIDERS

Set forth below is a description of the service providers of the Trust.

INVESTMENT ADVISER

HSBC Investments (USA) Inc. (the "Adviser"), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of HSBC Bank USA, National Association, which is a wholly-owned subsidiary of HSBC, USA, Inc., a registered bank holding company, (collectively "HSBC"). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of September 30, 2006, HSBC managed $9 billion in the HSBC Investor Family of Funds.

Set forth in Appendix C is certain information with respect to the executive officers and directors of the Adviser.

DISTRIBUTOR

BISYS Fund Services Limited Partnership ("BISYS"), located at 100 Summer Street, Boston, Massachusetts 02110, serves as the distributor of the Fund's shares.

ADMINISTRATOR

The Adviser serves as the Trust's administrator, and in that role oversees and coordinates the activities of other services providers, and monitors certain aspects of the Trust's operations.

SUB-ADMINISTRATOR

BISYS Fund Services Ohio, Inc. ("BISYS") serves as the Fund's sub-administrator. Management and administrative services of the Adviser and BISYS include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend dispersing services.

CUSTODIAN

HSBC Bank USA, N.A. acts as the custodian of the Fund's assets.

TRANSFER AGENCY

BISYS acts as transfer agent for shares of the Funds.

                                 OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the relevant Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219-3035 and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

                               VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Trust on or about November 3, 2006. Only shareholders of record as of the close of business on the Record Date, October 25, 2006, will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposal. A proxy may be revoked at any time before or at the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of the Proxy Statement or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for each proposal.

QUORUM & VOTING REQUIREMENT

With regard to each proposal, a majority of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to that proposal. Approval of each proposal requires the affirmative vote of a majority of the outstanding shares of the Fund, with all classes voting together. The term "a majority of the outstanding voting securities," as used in this proxy statement, is defined by the Investment Company Act of 1940, as amended, ("1940 Act") as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Special Meeting, if the holders of more than 50 percent of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of the Fund's outstanding voting securities.

                                  ADJOURNMENTS

In the event that sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the Special Meeting. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders of the Fund.

                  EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. As a result, such abstentions and broker "non-votes" will have the effect of a vote against a proposal.

                               PROXY SOLICITATION

Proxies are solicited by mail. Additional solicitations may be made by telephone, fax or personal contact by officers or employees of the Adviser and its affiliates or by proxy soliciting firms retained by the Adviser. The cost of solicitation, including the costs of any third party proxy solicitor, will be borne by the Adviser and/or Sub-Adviser.

                                SHARE INFORMATION

For each class of the Fund's shares entitled to vote at the Special Meeting, the number of shares outstanding as of the Record Date is as follows:


-------------------------------------------------------------------------------
            NAME OF FUND                      NUMBER OF SHARES OUTSTANDING AND
                                                 ENTITLED TO VOTE PER CLASS
-------------------------------------------------------------------------------
Class A Shares                                          359,534.713
Class B Shares                                          888,583.641
Class C Shares                                           11,211.584
Trust Class Shares                                    1,946,209.464


                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of the Fund as of the Record Date, please refer to Appendix D.

                                   APPENDIX A

                               HSBC INVESTOR FUNDS
                           HSBC INVESTOR MID-CAP FUND
                             SUB-ADVISORY AGREEMENT


         AGREEMENT, effective commencing on _____, 2006, between Munder Capital Management, LLC (the "Sub-adviser") and HSBC Investments (USA) Inc. (the "Manager").


         WHEREAS, the Manager has been retained by HSBC Investor Funds, a Massachusetts business trust (the "Trust") registered as an open-end diversified investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to the HSBC Investor Mid-Cap Fund (the "Fund") pursuant to an Investment Advisory Contract dated April 18, 2005 (the "Advisory Agreement");

         WHEREAS, the Trust's Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or "interested persons," as defined in the 1940 Act, of any party to this Agreement, have approved the appointment of the Sub-adviser to perform certain investment advisory services for the Fund pursuant to this Sub-advisory Agreement and the Sub-adviser is willing to perform such services for the Fund;

         WHEREAS, the Sub-adviser is registered or exempt from registration as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-adviser as follows:

         1. APPOINTMENT. The Manager hereby appoints the Sub-adviser to perform advisory services to the Fund for the periods and on the terms set forth in this Sub-advisory Agreement. The Sub-adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. INVESTMENT ADVISORY DUTIES. Subject to the general supervision of the Board of Trustees of the Trust and the Manager, the Sub-adviser will, (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement on behalf of the Fund filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Sub-adviser by the Manager; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. In particular, the Sub-adviser will be responsible for the purchase and sale of securities and for all yield enhancement strategies used in managing the Fund.

         In performing its investment management services to the Fund hereunder, the Sub-adviser will provide the Fund with ongoing investment guidance and policy direction. The Sub-adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund. The Sub-adviser will determine what portion of the Fund shall be invested in securities and other assets.

         The Sub-adviser further agrees that, in performing its duties hereunder, it will:

              (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, applicable sections of the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

              (b) manage the Fund so that it will qualify, and continue to qualify (except where extraordinary circumstances dictate otherwise), as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

              (c) place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer the Sub-adviser may choose, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

              (d) furnish to the Trust whatever statistical information the Trust may reasonably request in writing with respect to the Fund's assets or contemplated investments. In addition, the Sub-adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund and shall, on the Sub-adviser's own initiative, furnish to the Trust from time to time whatever information the Sub-adviser believes appropriate for this purpose;

              (e) make available to the Manager and the Trust, promptly upon their written request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Manager and the Trust in their compliance with applicable laws and regulations. The Sub-adviser will furnish the Trustees with such available data regarding the Fund, as may be mutually agreed upon from time to time;

              (f) promptly notify the Manager and the Trust in the event that the Sub-adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-adviser from serving as an investment adviser pursuant to this Sub-advisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-adviser further agrees to notify the Trust and the Manager promptly if any statement regarding the Sub-adviser contained in the Trust's Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

         In performing its duties under this Agreement, the Sub-adviser shall manage and invest the Fund's assets in accordance with the Fund's investment objectives, policies and restrictions as well as applicable federal and state securities laws, based upon instructions as may be provided to the Sub-adviser by the Manager, the Fund's administrator, accountant, custodian or other agent designated in writing by the Manager as responsible for testing compliance of the Fund (the "Compliance Agent"). The Sub-adviser further agrees to manage and invest the Fund's assets in accordance with instructions as may be provided to the Sub-adviser from time to time by the Manager or the Compliance Agent in an effort to ensure that the Fund meets and maintains, so long as required by the Code, the requirements for qualification as a regulated investment company under Subchapter M of the Code and regulations issued thereunder.

         In fulfilling its obligations under this Agreement, the Sub-adviser shall be entitled to reasonably rely on and act in accordance with instructions provided by the Manager or Compliance Agent.

         3. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this Section 3, the Sub-adviser shall pay the compensation and expenses of all its directors, partners, officers and employees, if any, who serve as officers and executive employees of the Trust (including the Fund's share of payroll taxes), and the Sub-adviser shall make available, without expense to the Fund, the service of its directors, partners, officers and employees, if any, who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

         The Sub-adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Sub-adviser in this Section 3. In particular, but without limiting the generality of the foregoing, the Sub-adviser shall not be responsible for the following expenses of the Fund: organization and offering expenses of the Fund (including out-of-pocket expenses); fees payable to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments for maintaining the Fund's financial books and records and calculating the daily net asset value of the Fund's shares; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale (if any); freight, insurance and other charges in connection with the shipment of the portfolio securities of the Fund; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, trustees and employees of the Trust who are not interested persons of the Sub-adviser; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust who are officers, directors or employees of the Sub-adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisers thereto.

         4. COMPENSATION. As compensation for the services provided and expenses assumed by the Sub-adviser under this Agreement, the Trust will pay the Sub-adviser within 21 calendar days after the end of each calendar quarter an advisory fee computed daily based on the basis of the Fund's average daily net assets at an annual rate of 0.50%. The "average daily net assets" of the Fund shall mean the average of the values attributed to the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust, as amended, and Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any quarter end when the Sub-adviser's compensation is payable pursuant to this Section, then the Sub-adviser's compensation payable at the end of such quarter shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such quarter). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section
4. In the event that this Agreement is terminated pursuant to Section 10 hereof, the Sub-adviser shall be entitled to a pro rata portion of the fee under this
Section 4 through and including the date upon which the Agreement is terminated and the Sub-adviser ceases to provide investment advisory services to the Fund hereunder.

         5. BOOKS AND RECORDS. The Sub-adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, including the Investment Advisers Act of 1940 and the Securities and Exchange Act of 1934, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Manager shall maintain all books and other records not related to the Fund's transactions. The Sub-adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the joint property of the Fund and the Sub-adviser and a copy will be provided promptly to the Fund upon its written request. The Sub-adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

         6. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Sub-adviser shall exercise its best judgment in rendering the services provided by it under this Sub-advisory Agreement. The Sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Sub-advisory Agreement relate, provided that nothing in this Sub-advisory Agreement shall be deemed to protect or purport to protect the Sub-adviser against any liability to the Fund or to holders of the Fund's shares to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-adviser's reckless disregard of its obligations and duties under this Sub-advisory Agreement. As used in this Section 6, the term "Sub-adviser" shall include any officers, directors, partners, employees, agents or other affiliates of the Sub-adviser performing services for the Fund.

         7. INDEMNIFICATION.

              (a) The Sub-adviser hereby agrees to indemnify and hold harmless the Manager from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, directly or proximately caused by, the investment decisions rendered by the Sub-adviser in bad faith in a grossly negligent manner inconsistent with the Fund's stated investment objectives, guidelines and restrictions, any intentional failure of the Sub-adviser to fulfill any of its other obligations under this Sub-advisory Agreement, any willful omission to disclose material facts, by the Sub-adviser to the Fund or the Manager or any willful violation of applicable law by the Sub-adviser. The Sub-adviser also agrees to indemnify and hold harmless the Manager with respect to any reasonable losses incurred as the result of grossly negligent errors made by the Sub-adviser in transmitting orders to any broker for execution.

              (b) The Manager hereby agrees to indemnify and hold harmless the Sub-adviser from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any related to, its failure to fulfill any of its obligations under this Sub-advisory Agreement, any willful omission to disclose material facts by the Manager or any willful violation of applicable law by the Manager.

              (c) If any party seeks indemnification under this Agreement (an "indemnified party"), it shall notify the other party (the "indemnifying party") in writing of the assertion of any third party claim or action and shall deliver all copies of materials received in connection with the matter to the indemnifying party. The indemnifying party shall have the right to control the defense of any such claim or action with counsel of its own choosing, and the indemnified party shall cooperate fully with the indemnifying party in the defense or settlement of any matter that is covered by paragraphs (a) or (b) above, subject to reimbursement by the indemnifying party for expenses incurred by the indemnified party in connection with the indemnifying party's participation in the defense.

         8. SERVICES NOT EXCLUSIVE. It is understood that the services of the Sub-adviser are not exclusive, and that nothing in this Sub-advisory Agreement shall prevent the Sub-adviser from providing similar services to other individuals, institutions or investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Sub-advisory Agreement, interfere in a material manner with the Sub-adviser's ability to meet its obligations to the Trust and the Fund hereunder. When the Sub-adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-adviser recommends the purchase or sale of the same security for the Fund, the Sub-adviser may, but shall not be obligated to, aggregate the orders for securities to be purchased or sold. It is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-adviser nor any of its directors, partners, officers or employees shall act as a principal or agent or receive any commission.

         9. DOCUMENTATION. The Trust shall provide the Sub-adviser with the following documents:

              (a) the Trust's registration statement relating to the Fund, and any amendments thereto;

              (b) the current Declaration of Trust and By-laws (and any amendments thereto) of the Trust;

              (c) resolutions of the Board of Trustees of the Trust authorizing the appointment of the Sub-adviser to serve as Sub-adviser and approving this Sub-advisory Agreement;

              (d) the Trust's Notification of Registration on Form N-8A; and

              (e) all procedures, policies or other documentation relating to the Sub-adviser's activities under this Sub-advisory Agreement.

         10. DURATION AND TERMINATION. This Sub-advisory Agreement shall continue for an initial term of two years from the date set forth above, unless sooner terminated as provided herein. Notwithstanding the foregoing, this Sub-advisory Agreement may be terminated: (a) at any time without penalty upon thirty (30) days' written notice to the Sub-adviser by the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities, (b) at any time without penalty upon thirty (30) days' written notice to the Sub-adviser by the Manager, or (c) by the Sub-adviser upon thirty (30) days' written notice to the Trust or the Manager. Anything to the contrary herein notwithstanding, any termination carried out pursuant to this Section 10 shall be without penalty and, further, the compensation schedule set forth in
Section 4 hereof shall apply to the service of the Sub-adviser beyond the end of the notice period provided in this Section 10. This Sub-advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Advisory Agreement.

         11. AMENDMENTS. No provision of this Sub-advisory Agreement may be changed, waived, discharged or terminated orally, unless by an instrument in writing signed by both parties, and no amendment of this Sub-advisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Fund, including a majority of Trustees who are not interested persons of any party to this Sub-advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         12. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at its address as follows:

             IF TO THE MANAGER:

             HSBC Investments (USA) Inc.
             452 Fifth Avenue
             New York, New York  10018
             Attention:  _____________________.

             IF TO THE SUB-ADVISER:

             Munder Capital Management
             Munder Capital Center
             480 Pierce Street
             Birmingham, Michigan  48009-6063
             Attention:  ___________________

         Any party may specify a different or additional address for notice by sending a written notice to the other at the address above, or at that or those last given hereunder.

         13. MISCELLANEOUS.

              (a) This Sub-advisory Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

              (b) The captions of this Sub-advisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

              (c) If any provision of this Sub-advisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Sub-advisory Agreement shall not be affected hereby and, to this extent, the provisions of this Sub-advisory Agreement shall be deemed to be severable.

              (d) Nothing herein shall be construed as constituting the Sub-adviser, or any of its directors, officers or employees, an agent of the Manager or the Fund, nor the Manager, or any of its directors, officers or employees, an agent of the Sub-adviser.

              (e) This Sub-advisory Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but counterparts shall, together, constitute only one Sub-advisory Agreement.

              (f) The undersigned officer of the Fund has executed this Sub-advisory Agreement not individually, but as an officer under the Fund's Declaration of Trust, and the obligations of this Sub-advisory Agreement are not binding upon the Fund's Trustees, its officers, or shareholders in the Fund individually, but bind only the Fund Trust estate.

              (g) The Manager hereby acknowledges that it has received and read a copy of the Sub-adviser's current Form ADV, Part II.

              (h) The Sub-adviser shall vote such stock and other securities possessing "voting" rights which are part of the portion of the Fund managed by the Sub-adviser, personally or by proxy, consistent with the Sub-adviser's proxy voting guidelines and processing standards.

              (i) The Sub-adviser shall not be responsible for voting any proxies relating to securities held in the Fund which proxies have a record date which is prior to the date of the Sub-advisory Agreement or on or after the date of any termination of this Sub-advisory Agreement.

              (j) The Manager acknowledges and agrees that the Sub-adviser shall have no responsibility for filing claims on behalf of Manager with respect to any class action, bankruptcy proceeding or any other action or proceeding in which the Manager may be entitled to participate as a result of its securities holdings. The Sub-adviser's responsibility, with respect thereto, shall be limited to cooperating with the custodian of the assets in making such filings.

              (k) It is hereby understood and agreed that the Sub-adviser shall not be liable or responsible for any loss incurred in connection with recommendations or investments made by the Sub-adviser or other actions taken by the Sub-adviser with respect to managed assets prior to the termination of this Agreement, provided such actions were taken by the Sub-adviser in accordance with this Agreement. The Manager understands and agrees that financial investments carry substantial risk and Sub-adviser cannot predict or guarantee any particular results. The Sub-adviser shall not be liable or responsible for any loss incurred in connection with any act or omission of the client, administrators, custodian, or any broker-dealer or other third party.

              IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of __________, 2006.



                                    MUNDER CAPITAL MANAGEMENT, LLC


                                    By ______________________________
                                       Name:
                                       Title:




                                    HSBC INVESTMENTS (USA) INC.

                                    By ______________________________
                                       Name:
                                       Title:

                                   APPENDIX B

                       ADDITIONAL INFORMATION ABOUT MUNDER


The following table sets forth information concerning other funds for which Munder acts as investment sub-adviser with investment objectives similar to the HSBC Investor Mid-Cap Fund.




As a sub-advisor to each of these funds, Munder performs a much more limited set of services and assumes significantly reduced responsibilities for these sub-advised funds than it does for funds for which it acts as investment adviser. Hence, Munder receives an appropriately reduced fee for its limited services and responsibilities with respect to these sub-advised funds.


--------------------------------------------------------------------------------------------------
                                                                           NET ASSET VALUE
                                    ANNUAL SUB-ADVISORY                     OF SUB-ADVISED
                                   FEES (AS A PERCENTAGE                    ASSETS AS OF
SUB-ADVISED FUNDS                    OF AVERAGE DAILY                     SEPTEMBER 29, 2006
MANAGED IN A SIMILAR MANNER            NET ASSETS)                          (IN MILLIONS)
--------------------------------------------------------------------------------------------------
Old Mutual Growth Fund, a            0.475% of average                     $280.6
series of Old Mutual Advisor         daily net assets
Funds II

Old Mutual Growth II Portfolio,      0.475% of average                     $19.5
a series of Old Mutual Insurance     daily net assets
Series Fund


The aggregate sub-advisory fees paid by the Fund to Munder under the Current Sub-Advisory Agreement for the fiscal year ended October 31, 2006 were $142,889.93.


The following table sets forth the executive officers and general partners of Munder, their business addresses and their principal occupation or business as of August 3, 2006.



NAME AND BUSINESS ADDRESS*                             PRINCIPAL OCCUPATION/BUSINESS
------------------------------------------------------------------------------------------------------------
GENERAL PARTNERS                                       General partner of Munder; Entity through which
Munder Group LLC                                       Munder's employees hold their beneficial
                                                       interest in Munder

WAM Holdings, Inc.                                     General partner of Munder; Holding company
c/o Comerica Incorporated                              through which Comerica indirectly holds its
500 Woodward Avenue,                                   beneficial interest in Munder
33rd Floor
Detroit, MI  48226

WAM Holdings II, Inc.                                  General partner of Munder; Holding company
c/o Comerica Incorporated                              through which Comerica indirectly holds its
500 Woodward Avenue,                                   beneficial interest in Munder
33rd Floor
Detroit, MI  48226

NAME AND BUSINESS ADDRESS*                             PRINCIPAL OCCUPATION/BUSINESS
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
Dennis J. Mooradian                                    Chief Executive Officer of Munder; Executive
                                                       Vice President, Wealth & Institutional Management
                                                       of Comerica

John S. Adams                                          President and Chief Investment Officer of Munder

Peter K. Hoglund                                       Managing Director and Chief Administrative Officer
                                                       of Munder

Todd B. Johnson                                        Managing Director and Chief Investment Officer --
                                                       Passive Investments of Munder

Peter G. Root                                          Managing Director and Chief Investment Officer --
                                                       Fixed Income of Munder; Registered
                                                       Representative for Funds Distributor, Inc., an
                                                       affiliate of The BISYS Group, Inc.

Stephen J. Shenkenberg                                 Managing Director, General Counsel, Chief Compliance
                                                       Officer and Secretary of Munder

Tony Y. Dong                                           Managing Director, Mid-Cap Equities of Munder

Sharon E. Fayolle                                      Managing Director, Cash Management of Munder

James V. FitzGerald                                    Managing Director, Retail Marketing of Munder;
                                                       Registered Representative for Funds Distributor,
                                                       Inc., an affiliate of The BISYS Group, Inc.


NAME AND BUSINESS ADDRESS*                             PRINCIPAL OCCUPATION/BUSINESS
------------------------------------------------------------------------------------------------------------
Anne K. Kennedy                                        Managing Director, Institutional Investment Services
                                                       of Munder; Registered Representative for Funds
                                                       Distributor, Inc., an affiliate of The BISYS Group,
                                                       Inc.

Beth A. Obear                                          Managing Director, Human Resources of Munder


--------------
* Unless otherwise specified, the business address for each officer and general partner is 480 Pierce Street, Birmingham, Michigan 48009.

The following table sets forth information on four of the proposed directors of Munder following completion of the Transaction and Munder's reorganization into a limited liability company under the name, Munder Capital Management, LLC. In addition, Munder anticipates having three independent directors. Candidates for such positions have not yet been identified. With the exception of John S. Adams replacing Dennis J. Mooradian as Chief Executive Officer, and both Mr. Mooradian and Todd B. Johnson resigning their positions with Munder, the same executive officers will serve Munder in their current positions.



NAME AND BUSINESS ADDRESS*                              PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------
DIRECTORS

John S. Adams                                           President and Chief Investment Officer of Munder

Tony Y. Dong                                            Managing Director, Mid-Cap Equities of Munder

Richard DeMartini                                       Managing Director, Crestview

Donald Putnam                                           Managing Director, Grail


--------------
* The business address for each director and executive officer is anticipated to be 480 Pierce Street, Birmingham, Michigan 48009.

                                   APPENDIX C

         EXECUTIVE OFFICERS AND DIRECTORS OF HSBC INVESTMENTS (USA) INC.

NAME AND ADDRESS*                               PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------
Stephen J. Baker 'D'                            Chief Executive Officer, HSBC Investments (USA) Inc.

Manuel L. Diaz 'D'                              President & Manager, HSBC Private Bank International

Alain Dromer 'D'                                Chief Executive Officer, HSBC Investments (Europe) Ltd.

Nancie Dupier 'D'

Andrew Ireland 'D'

Paul Lawrence 'D'

Kevin Newman 'D'                                Head of Personal Financial Services, HSBC Bank USA, N.A.

James M. Curtis                                 Secretary, HSBC Investments (USA) Inc.

Richard A. Fabietti                             Senior Vice President, Head of Product Management, HSBC
                                                Investments (USA) Inc.

Salvatore J. Iocolano                           Chief Compliance Officer, HSBC Investments (USA) Inc.

Guillermo Konecny                               Chief Investment Officer, HSBC Investments (USA) Inc.

Jeremiah Murname                                Chief Operating Officer, HSBC Investment (USA) Inc.

-------
* The address for Messrs. Baker, Iocolano, Fabietti, Newman, Lawrence, Dupier, Ireland, Murname and Curtis is 452 Fifth Avenue, New York, NY 10018. The address for Mr. Diaz is One Biscayne Tower, Miami, FL 33131; for Mr. Dromer is Level 21, 8 Canada Square, London E14 5HQ.

'D' Director of HSBC Investments

                                   APPENDIX D

                       PRINCIPAL SHAREHOLDERS OF THE FUNDS

PRINCIPAL HOLDERS OF SECURITIES. As of the Record Date the following person(s) owned of record, or were known by the Fund to own beneficially, 5% or more of any class of the Fund's shares.



                                                          PERCENTAGE OF CLASS
CLASS                  NAME AND ADDRESS                   OUTSTANDING (%)            TYPE OF OWNERSHIP
---------------------------------------------------------------------------------------------------------
CLASS A                SEI Private Trust Company               32.62%                     Record
                       c/o HSBC TPA Portal
                       One Freedom Valley Drive
                       Attn. Mutual Fund Administrator
                       Oaks, PA 19456

---------------------------------------------------------------------------------------------------
TRUST CLASS            SEI Private Trust Company               98.56%                     Record
                       c/o HSBC TPA Portal
                       One Freedom Valley Drive
                       Attn. Mutual Fund Administrator
                       Oaks, PA 19456

---------------------------------------------------------------------------------------------------



The Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

                               HSBC INVESTOR FUNDS
                                  (THE "TRUST")

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035


PROXY CARD FOR

HSBC INVESTOR FUNDS

HSBC Investor Mid-Cap Fund

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of the Trust for use at a Special Meeting of the Shareholders (the "Special Meeting") of the HSBC Investor Mid-Cap Fund (the "Fund") to be held on December 8, 2006 at 10:00 a.m., Eastern time, at the offices of BISYS Fund Services, 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

The undersigned, revoking previous proxies, hereby appoints Marc Schuman and Michael Lawlor, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting, in their discretion:


1. Approval of Sub-Advisory Agreement between HSBC Investments (USA) Inc. and Munder Capital Management, LLC.


     FOR [ ]                  AGAINST [ ]                  ABSTAIN [ ]

2. Authorization for Board of Trustees and HSBC Investments (USA) Inc. to enter into or materially amend agreements with investment sub-advisers on behalf of the Fund without obtaining shareholder approval.

     FOR [ ]                  AGAINST [ ]                  ABSTAIN [ ]

3. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Every properly signed proxy will be voted in the manner specified therein and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposals 1-3 above.

PLEASE SIGN, DATE AND RETURN PROMPTLY

Receipt of Notice of joint Special Meeting of Shareholders and Proxy Statement is hereby acknowledged.

---------------------------------------------------
Sign here exactly as name(s) appears on account.

---------------------------------------------------

Dated:                            , 2006
       --------------------------

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.

OR, VOTE BY TELEPHONE.  IT'S FAST, CONVENIENT, AND IMMEDIATE!

Call toll-free on a touch-tone phone. Follow these four easy steps:

1. Read the accompanying combined proxy statement.
2. Call the toll-free number (there is no charge for this call)
3. Enter your control number located on your Proxy Card.
4. Follow the recorded instructions.

Or, vote by internet. it's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying combined proxy statement/prospectus.
2. Go to the website; http://www.[.]
3. Enter your control number located on your Proxy Card.
4. Follow the instructions provided.

Your vote is important! Call or visit the website anytime!

Do not return your Proxy Card if you are voting by telephone or internet.

Detach card





                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'